                                                                       NEWS

FOR IMMEDIATE RELEASE

Dennis Heller
510-413-8704
dennis_heller@avanticorp.com

                 AVANT! REPORTS RECORD REVENUE FOR FIRST QUARTER

           COMPANY REPORTS 33RD CONSECUTIVE QUARTER OF RECORD REVENUE

         Fremont, California, May 2, 2002 - Avant! Corporation (Nasdaq: AVNT) today reported record revenue for first fiscal quarter ended March 31, 2002.

RECORD REVENUE

         For the quarter, revenue was a record $108 million, a 15% increase over 2001 revenue of $94 million. In Q1, 52% of revenue came from time-based licenses, 25% from maintenance and 23% from perpetual licenses.

RECORD EARNINGS & STRONG CASH

         Pro forma diluted earnings per share excluding special items were a record $0.79, a 64% increase over comparable 2001 pro forma diluted earnings per share of $0.48. On a GAAP basis, diluted earnings per share (including special items) were $0.83 in Q1 2002 compared to diluted earnings per share of $0.38 in Q1 2001. This quarter's operating margin was 46%, which the Company believes is the highest among the leading EDA companies. At the end of Q1 2002, Avant!'s cash and short term investment balances stood at $220 million which is $70 million higher than at the end of Q4 2001.

         Included in the 2001 pro forma and GAAP results is $2.8 million of amortization expense ($0.05 per diluted share) associated with goodwill and intangible assets with indefinite lives. In accordance with SFAS 142, these assets are no longer amortized as of January 1, 2002.

         Special items excluded from the calculation of pro forma earnings per share are unrealized losses from venture capital investment and a net gain from the sale of an asset. A reconciliation of pro forma and GAAP results is included in the pro forma consolidated statements of earnings table attached.

STRONG MARKET POSITION

         Commenting on the results of the quarter, Dr. Paul Lo, President of Avant! said, "We have delivered our 33rd consecutive quarter of record revenue in spite of a very difficult economic climate. The continued advancement of semiconductor process technologies has become the primary driver of new business opportunity in the EDA industry. Avant! is considered the technology leader in IC physical design and is well positioned to capitalize on this trend. Now, with the criminal litigation settled and strong customer endorsement of our technology, we see ourselves as being in a strong market position."

AVANT!'S 2002 FIRST QUARTER EARNINGS CONFERENCE CALL WILL TO BE HELD TODAY AT 3:00 P.M. PST (6:00 P.M. EST)

[ ]       The call-in number is:

          Domestic       877-239-9402 Confirmation # 3901011
          International  706-679-3069 Confirmation #  3901011

[ ]       The replay number is:

          Domestic       800-642-1687 Confirmation # 3901011
          International  706-645-9291 Confirmation # 3901011

The Replay runs through May 21, 2002, 3:00 pm PST

Please place your call approximately ten minutes before the call is scheduled to begin and reference the confirmation number.

                  [ ] Avant!'s earnings conference call will also be available live on the Internet. Please visit www.avanticorp.com, www.prnewswire.com, or simply log on to the web at the address below:


                 http://www.videonewswire.com/event.asp?id=4587


         The statements contained in this release that are not purely historical are forward looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, including statements regarding the Company's expectations, beliefs, hopes, intentions or strategies regarding the future. All forward-looking statements included in this document are based upon information available to the Company as of the date hereof, and the Company assumes no obligation to update any such forward-looking statement. Actual results could differ materially from the Company's current expectations. Factors that could cause or contribute to such differences, several of which are outside the control of Avant!, include but are not limited to: several civil litigation matters in which the Company is involved; the impact of the recent terrorist activities on the Company, its customers and industry; the ability to successfully integrate Avant!'s operations with those of the companies it has acquired; the ability to successfully manage the Company's expanding operations; the ability to attract and retain the key management and technical personnel needed to operate the Company successfully; the ability to compete successfully in the integrated circuit design automation software market; and the difficulty of predicting quarterly operating results. Further discussion of these and other potential risk factors may be found in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, filed with the Securities and Exchange Commission.

ABOUT AVANT!

         Avant! Corporation develops, markets, and supports integrated circuit
(IC) design automation software solutions (from system definition to mask synthesis) for the rapid design of multimillion gate products including system on chip (SoC). These ICs power consumer electronics, Internet infrastructure, wireless, telecommunications, and automotive products. The Company is the leading provider of physical foundation IP libraries for IC design and provides a full suite of software for integrated circuit design, process simulation, device modeling, and mask synthesis.

Avant! is a global company with over 65 offices in 18 countries. Telephone:
510-413-8000. Fax: 510-413-8080. www.avanticorp.com.


                                       ###

         Avant! is a trademark of Avant! Corporation. All other company and product names mentioned herein are trademarks or registered trademarks of their respective owners and should be treated as such.

                               AVANT! CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENTS OF EARNINGS
                      (in thousands, except per share data)
                                   (unaudited)

                                                                      Three Months Ended
                                                                   ------------------------
                                                                   March 31,       March 31,
                                                                     2002            2001
                                                                   --------        --------
Revenue:
        Perpetual license                                          $ 23,243        $ 29,960
        Time-based license                                           55,957          36,887
        Service                                                      27,358          26,816
                                                                   --------        --------
                  Total revenue from unaffiliated customers         106,558          93,663
        Revenue from affiliates                                       1,546              --
                                                                   --------        --------
                  Total revenue                                     108,104          93,663
                                                                   --------        --------
Costs and expenses:
        Costs of software                                             1,067           1,587
        Costs of services                                             5,357           6,172
        Selling and marketing                                        23,328          27,426
        Research and development                                     20,046          22,518
        General and administrative                                    8,878           8,984
                                                                   --------        --------
                   Total operating expenses                          58,676          66,687
                                                                   --------        --------
                   Earnings from operations                          49,428          26,976

        Interest income and other, net                                  796           2,565
                                                                   --------        --------
                   Earnings before income taxes                      50,224          29,541
        Income taxes                                                 18,834          11,078
                                                                   --------        --------
                   Net earnings                                    $ 31,390        $ 18,463
                                                                   ========        ========
Pro forma earnings per share:

Basic                                                              $   0.82        $   0.49
                                                                   ========        ========
Diluted                                                            $   0.79        $   0.48
                                                                   ========        ========

Weighted average shares outstanding:

Basic                                                                38,506          37,375
                                                                   ========        ========
Diluted                                                              39,801          38,490
                                                                   ========        ========


Included in net earnings for the quarter ended March 31, 2001 is $2.8 million of amortization expense ($0.05 per diluted share) associated with goodwill and other intangible assets with indefinite lives. In accordance with SFAS 142, these assets are no longer amortized as of January 1, 2002.

The above unaudited pro forma consolidated statements of earnings are presented as an alternative for understanding the Company's operating results. These statements are not a presentation in accordance with, or an alternative for, Generally Accepted Accounting Principles and may be different from pro forma items used by other companies. The Company has computed pro forma earnings by adjusting GAAP earnings for the effects of the following items:


                                                   Three Months Ended

                                               March 31,      March 31,
                                                2002            2001
                                              --------        --------
Pro forma earnings before income taxes        $ 50,224         $ 29,541

Unrealized losses from venture
   capital investment                             (147)          (6,084)
Gain on sale of asset                            2,483               --
                                              --------         --------
GAAP earnings before income taxes             $ 52,560         $ 23,457
                                              ========         ========

                               AVANT! CORPORATION
                       CONSOLIDATED STATEMENTS OF EARNINGS
                      (in thousands, except per share data)
                                   (unaudited)

                                                                          Three Months Ended
                                                                      March 31,         March 31,
                                                                         2002              2001
                                                                      ---------         ---------
Revenue:
           Perpetual license                                          $  23,243         $  29,960
           Time-based license                                            55,957            36,887
           Service                                                       27,358            26,816
                                                                      ---------         ---------
                     Total revenue from unaffiliated customers          106,558            93,663
           Revenue from affiliates                                        1,546                --
                                                                      ---------         ---------
                     Total revenue                                      108,104            93,663
                                                                      ---------         ---------
Costs and expenses:
           Costs of software                                              1,067             1,587
           Costs of services                                              5,357             6,172
           Selling and marketing                                         23,328            27,426
           Research and development                                      20,046            22,518
           General and administrative                                     8,878             8,984
                                                                      ---------         ---------
                      Total operating expenses                           58,676            66,687
                                                                      ---------         ---------
                      Earnings  from operations                          49,428            26,976

           Equity investment losses from venture capital
              investment                                                 (147)           (6,084)
           Interest income and other, net                                3,279             2,565
                                                                      ---------         ---------
                      Earnings before income taxes                       52,560            23,457
           Income taxes                                                  19,710             8,796
                                                                      ---------         ---------
                      Net earnings                                    $  32,850         $  14,661
                                                                      =========         =========

Earnings per share:

Basic                                                                 $    0.85         $    0.39
                                                                      =========         =========
Diluted                                                               $    0.83         $    0.38
                                                                      =========         =========

Weighted average shares outstanding:

Basic                                                                    38,506            37,375
                                                                      =========         =========
Diluted                                                                  39,801            38,490
                                                                      =========         =========


Included in net earnings for the quarter ended March 31, 2001 is $2.8 million of amortization expense ($0.05 per diluted share) associated with goodwill and other intangible assets with indefinite lives. In accordance with SFAS 142, these assets are no longer amortized as of January 1, 2002.

                               AVANT! CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                 (in thousands)
                                   (unaudited)

                                                          March 31,      December 31,
                                                             2002            2001
                                                           --------        --------
ASSETS

Cash and short-term investments                            $188,804        $145,554
Restricted investments                                       32,151           6,007
Accounts receivable, net                                     43,601          47,410
Prepaid expenses and other current assets                    49,300          47,229
                                                           --------        --------
         Total current assets                               313,856         246,200
Equipment, furniture and fixtures, net                       22,494          23,645
Goodwill and other intangibles, net                          18,032          17,960
Other assets                                                 87,259          86,597
                                                           --------        --------
         Total assets                                      $441,641        $374,402
                                                           ========        ========

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable, accruals and income taxes                $ 98,738        $ 84,057
Accrued litigation                                           28,848          31,548
Deferred revenue                                             82,379          68,171
                                                           --------        --------
         Total current liabilities                          209,965         183,776
Other noncurrent liabilities                                 10,574          10,563
                                                           --------        --------
         Total liabilities                                  220,539         194,339
Stockholders' equity                                        221,102         180,063
                                                           --------        --------
         Total liabilities and stockholders' equity        $441,641        $374,402
                                                           ========        ========

                                      -end-